Exhibit 99.2

MARINE | CONCRETE | ENGINEERING & CONSULTING Investor Presentation April 2026

2 DISCLAIMER This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; and our expected margin growth; our pipeline of opportunity; the expected benefits, results, growth and integration of our acquisition of J.E. McAmis; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

AT A GLANCE Orion is a leading specialty construction company focused on mission-critical projects on, over, and under the water KEY STATISTICS $852M 2025 Revenue $45M 2025 Adj. EBITDA $668M March 2026 Backlog ~2,000 Employees Marine Comprehensive engineering, construction, jetty & breakwater construction, dredging and specialty services SERVICES Concrete Construction services for commercial, structural, high-rise residential and industrial SAFETY RECORD AND RECOGNITIONS $900M - $950M 2026 Revenue Guidance $54M - $58M 2026 Adj. EBITDA Guidance World-class safety record 2025 Lost Time Incident Rate (LTIR): 0.13 vs. industry average of 2.3 Recognitions • #2 in Marine Ports (ENR) - 2025 • #15 in Concrete (ENR) - 2025 • NASA Causeway: 2025 ENR Best Project in the Southeast • CEO Travis Boone named EY Entrepreneur Of The Year® 2025 Finalist

4 ORION INVESTMENT APPEALS Mission critical specialty construction provider with sustainable competitive advantages 1 Poised to benefit from multiple powerful demand drivers and a robust, growing $24B pipeline 2 Clear, disciplined strategy built on strengthened foundation to drive increased value creation 3 Strong balance sheet that provides flexibility for strategic investment Experienced management team focused on strategy, execution and growth 4 5

High Barriers to Entry • Jones Act prohibits foreign competition in the U.S. marine market • Marine specialty equipment is unique and requires significant upfront investment to enter the market • Orion owns 1000+ pieces of specialty equipment with a replacement value of $600M • Legacy of high customer satisfaction on complex concrete projects • Long-standing, deep customer relationships Why We Win MISSION-CRITICAL SPECIALTY CONSTRUCTION PROVIDER WITH COMPETITIVE ADVANTAGES • Over 100 years of marine and civil engineering experience • Over 40 years of concrete construction expertise for a variety of industries • World-class safety record • Excellent reputation for delivering on time, on budget, with quality • Creative problem solver leveraging engineering group to deliver custom solutions • High-caliber leadership team and skilled workforce driving disciplined execution and growth

6 LARGE MARKET OPPORTUNITY WITH STRONG, DIVERSE TAILWINDS SUPPORTS $24B PIPELINE $1.2T Infrastructure Act Multi-year catalyst for public sector projects: transportation funding, ports, waterways, water infrastructure and bridges Port Expansion and Maintenance Larger ships via expanded Panama Canal require upgraded shipping channels and expanded infrastructure U.S. Navy Pacific Expansion U.S. Navy investments in infrastructure across Pacific to support DOD strategy Coastal Rehabilitation & Remediation Increased disaster recovery from regional weather events, environmental remediation and sea level rise Energy and Petrochem Security Investment in domestic energy, LNG, chemical and petrochemical facilities Data Center Demand AI driving need for more data centers and power generation across US U.S. Manufacturing Re-Shoring Tariff and tax incentives driving reshoring initiatives across the U.S. and demand for new structures Strong Political Tailwinds OBBBA and White House directives prioritizing restoration of maritime dominance with investment in shipyards, vessel upgrades, drydocks

7 MASSIVE U.S. NAVY OPPORTUNITY IN THE PACIFIC • U.S. Navy is procuring Multiple Award Construction Contracts for many billions in infrastructure projects throughout the Pacific • Scope includes new facilities, repair/renovation and upgrades to existing facilities, including wharves/piers, dredging, aprons, and more • Orion (with our partners) was selected on several MACC1 contracts, allowing ORN to compete on future task orders, limiting competition landscape Orion anticipates U.S. Navy funding for Pacific Deterrence and shipyard renovations to accelerate and continue for several years 1. MACC, or ‘Multiple Award Construction Contract’ is Indefinite-Delivery/Indefinite-Quantity (IDIQ) vehicle used by NAVFAC (Naval Facilities Engineering Systems Command) to award construction projects—such as waterfront work, piers, dredging support, facilities upgrades, utilities, etc.—to a pool of pre-qualified contractors.

• Strategic, accretive M&A Criteria: • Augment, add or enhance a capability • Strategic SMEs or equipment • Geographic expansion • Disciplined valuation • Earnings accretive • Capitalize on improving Marine construction opportunities driven by multiple tailwinds • Strong Concrete construction market in multiple sectors, led by data centers 8 CLEAR, DISCIPLINED STRATEGY BUILT ON A STRENGTHENED FOUNDATION TO DRIVE GROWTH • Expand geographically and into adjacent market offerings • Leverage an investment-light approach to expansion through strong client/partner relationships Driving organic growth Geographic Expansion Disciplined Operational Foundation Strategic Acquisitions • Focus on high-quality projects at healthy margins • Integrate all businesses onto unified platform to drive scale and efficiency • Improve project management and execution to increase margins • Recruit, develop, and retain highly-skilled talent

Deploy capital to drive profitable organic growth Maintain leverage ratio <2.5x Capitalize on strategic opportunities Structure and execute to maximize long-term shareholder value 9 40% savings Improvement in interest rate on bank debt(b) $52M March 31, 2026 Total Liquidity (c) Dec 2030 Senior Credit Facility Maturity a) Net Leverage Ratio calculated as Total Debt less Cash, divided by TTM Adjusted EBITDA b) Current annual weighted average interest rate for UMB credit agreement is 6.47% compared to the 2025 weighted average interest rate for our previous senior credit agreement of 10.7% c) Book cash plus excess availability on Revolving line of credit under the UMB credit agreement OPTIMIZING CAPITAL DEPLOYMENT FOR FUTURE GROWTH AND SHAREHOLDER VALUE Capital Deployment Priorities1 2 3 4 1.5x Net Leverage as of Mar 31, 2026(a)

Heavy Civil | Jetty & Breakwater | Marine | Environmental • 50 years of experience delivering Federal heavy civil construction-- recognized as jetty construction experts and “go-to” provider in harsh environments • Extends and strengthens geographic footprint in Washington, Oregon, Canada, Florida, Alaska, and Hawaii • Augments Orion’s equipment fleet with strategic, high-value marine assets, including multiple Jones Act Vessels • High cultural and values alignment • Consideration paid of $60M, plus additional contingent consideration; expected to be accretive to adj. EBITDA and margin • Closed February 3, 2026 Acquisition of J.E. MCAMIS, Strengthening Marine Capabilities

11 EXPERIENCED MANAGEMENT TEAM FOCUSED ON GROWTH AND FINANCIAL PERFORMANCE Travis Boone, PE Chief Executive Officer • Transformational leader with significant leadership and management experience across the civil, utility / pipeline and commercial building engineering and construction industries • Prior to joining Orion, served as Regional Chief Executive of AECOM (NYSE:ACM) Travis Boone, PE Chief Executive Officer 30 Years of Experience • Multi-disciplinary finance leader across accounting, tax, FP&A, treasury, financial systems, investor relations, and government compliance. • Further experience in mergers, acquisitions and financial transactions • Former CAO of KBR, Inc. (NYSE:KBR) and previously held leadership positions within KBR finance organization Alison Vasquez Chief Financial Officer 25 Years of Experience • Experience spans global legal, compliance, risk management and oversight across multiple industries • Further experience in corporate and securities law, M&A, corporate governance, legal operations, compliance and contract management • Previous roles have included GC of Newpark Resources and Bristow Group and executive leadership at Transocean Chip Earle General Counsel 25 Years of Experience • Senior Vice President of Strategy & Growth since July 2023 • Experience spans project development, business development leadership, organizational efficiency and innovative & alternative delivery • Prior to joining Orion, held leadership positions at AECOM, most notably as VP of Business Development for ten years Alan Eckman Senior Vice President, Strategy & Growth 25 Years of Experience • SVP of Operations since 2019 • Prior experience in implementing cost savings strategies and project forecasting / controls improvements • Has held multiple construction, project management positions with companies including Kiewit and Zachry Construction Ardell Allred Executive Vice President, Concrete 30 Years of Experience • Most recently SVP at Texas Sterling Construction • Executive-level experience in restructuring, negotiation and resolution as well as division level management with profit and loss responsibilities • Previously held construction and project management positions at companies including Kiewit, Zachry Construction Scott Cromack Executive Vice President, Marine 30 Years of Experience

12 MISSION-CRITICAL MARINE INFRASTRUCTURE PLATFORM ALIGNED WITH LONG-TERM DEFENSE AND PORT INVESTMENT Construction Dredging Specialty General construction, restoration, maintenance & repair of ports and docks, jetty & breakwater, marine pipelines, marine transportation facilities, bridges and environmental structures Removal of soil, sand and rock from waterways to enhance and preserve navigability Design, salvage, demolition, towing and diving as well as underwater inspection, excavation, repair and engineering $545M $480M $80M 14.7% 2025 Revenue December Backlog 2025 Adj. EBITDA 2025 Adj. EBITDA Margin Construction solutions spanning port expansion & maintenance, jetty & breakwater, bridge, causeway and marine infrastructure construction services to customers across diversified end markets in the U.S., Pacific Islands, Western Canada, and Caribbean $120M Grand Bahama Shipyard contract: building the first floating dry docks in Atlantic to lift the largest cruise ships in the world $460M U.S. Navy contract to build submarine dry dock at Pearl Harbor 2025 Results

Data centers, office buildings and complexes, tilt wall warehouses, airport facilities, medical facilities, retail sites, cold storage, and education facilities High-rise buildings, complexes, and stadiums Commercial Structural Wastewater treatment, tank foundations, site work, and terminals and manufacturing sites Industrial Turnkey concrete construction services including place and finish, site work, layout, forming and rebar for clients across manufacturing, data center, institutional, industrial, commercial construction, and multi-family construction end markets with hubs in Texas, Florida, and Arizona 13 DIVERSIFIED CONCRETE CAPABILITIES ALIGNED WITH DATA CENTER, INDUSTRIAL AND COMMERCIAL GROWTH Data centers and campuses High Rise Buildings 50+ 2025 Results $307M $160M $12M 3.9% 2025 Revenue December Backlog 2025 Adj. EBITDA 2025 Adj. EBITDA Margin

FINANCIAL PERFORMANCE 14

$17 $23 $24 $42 2021 2022 2023 2024 2025 2026E Adjusted EBITDA $45 $56 15 HISTORICAL ANNUAL FINANCIAL SUMMARY ($ in millions) $601 $748 $712 $796 $852 $925 2021 2022 2023 2024 2025 2026E Revenue 2021 Guidance Midpoint Guidance Midpoint • 2026 Revenue guidance midpoint signals expected growth • 2026 Revenue guidance represents 54% growth since 2021 • 9% CAGR from 2021-2026 • 2026 Adjusted EBITDA guidance more than triples from 2021 • Adjusted EBITDA guidance represents 27% CAGR from 2021-2026

16 FIRST QUARTER 2026 RESULTS Q1 2026 Q1 2025 Growth Revenue $216M $189M 15% GAAP EPS $0.12 ($0.04) +$0.16 Adjusted EBITDA $8.7M $8.2M 7% Adjusted EPS $0.05 $0.01 +$0.04 Adjusted EBITDA Margin 4.0% 4.3% __

17 RECORD $24B OPPORTUNITY PIPELINE TO SUPPORT FUTURE GROWTH $5B $7B $12B $0-$50M $50M-$200M $200M+ Total Pipeline by Anticipated Opportunity Size 75% 25% Total Pipeline by Sector Public Private Total Pipeline by Segment Marine Concrete 10% 90% $8B $8B $8B 2026 2027 Beyond Total Pipeline by Anticipated Award Date

18 FISCAL YEAR 2026 GUIDANCE (AS OF APRIL 28, 2026) FY2026 Revenue $900M to $950M, a 9% annual increase at the midpoint Adjusted EBITDA $54M to $58M, a 24% annual increase at the midpoint Adjusted EPS $0.36 to $0.42, a 56% annual increase at the midpoint Capex $25M to $35M

0 100 200 300 400 500 600 700 800 900 1000 New management joined Orion 19 RECENT EVOLUTION OF BACKLOG BACKLOG ($ in millions) RECENT WINS Manufacturing Facilities USACE Sargent Beach Jetty and Beach Renourishment Project Bridge Replacement Terminal Wharf Expansion Contract in Texas

APPENDIX 20

21 VALUED PARTNER TO HIGHLY DIVERSIFIED CUSTOMER BASE ENERGY DATA CENTERS GOVERNMENT OTHER Long-tenured relationships with customers across federal, state & local government and private enterprise

NON-GAAP SUPPLEMENTAL INFORMATION 22 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Three Months Ended March 31, 2026 2025 Net income (loss) $ 4,687 $ (1,414) Income tax (benefit) expense (6,852) 140 Interest expense, net 1,444 2,141 Depreciation and amortization 6,387 5,403 EBITDA(1) 5,666 6,270 Non-cash share-based compensation 1,387 1,123 ERP implementation 81 605 Severance — 30 Process improvement initiatives — 138 Acquisition and integration costs 1,613 — Adjusted EBITDA(2) $ 8,747 $ 8,166 Adjusted EBITDA margin(2) 4.0% 4.3% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION 23 Orion Group Holdings, Inc. and Subsidiaries Reconciliation of Adjusted Net Income (Loss) (In thousands except per share information) (Unaudited) Three Months Ended March 31, 2026 2025 Net income (loss) $ 4,687 $ (1,414) Adjusting items and the tax effects: Non-cash share-based compensation 1,387 1,123 ERP implementation 81 605 Severance — 30 Process improvement initiatives — 138 Acquisition and integration costs 1,613 — Amortization of purchased intangibles 390 — Tax rate of 23% applied to adjusting items(1) (798) (436) Reversal of the impact of valuation allowances (5,395) 214 Adjusted net income $ 1,965 $ 260 Adjusted EPS $ 0.05 $ 0.01 (1) Items are taxed discretely using the Company's blended tax rate.

NON-GAAP SUPPLEMENTAL INFORMATION 24 For the three months ended March 31, 2026 Marine Concrete General Corporate Consolidated Contract revenues $ 110,129 $ 106,172 $ - $ 216,301 Operating income (loss) 6,580 7,736 (15,111) (795) Other income 22 — 52 74 Depreciation and amortization 4,981 700 706 6,387 EBITDA(1) 11,583 8,436 (14,353) 5,666 Non-cash share-based compensation 335 176 876 1,387 ERP implementation — — 81 81 Acquisition and integration costs — — 1,613 1,613 Adjusted EBITDA(2) $ 11,918 $ 8,612 $ (11,783) $ 8,747 Adjusted EBITDA margin(2) 10.8% 8.1% 4.0 % For the three months ended March 31, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 127,163 $ 61,490 $ - $ 188,653 Operating income (loss) 12,322 1,809 (13,298) 833 Other income — 10 24 34 Depreciation and amortization 4,378 872 153 5,403 EBITDA(1) 16,700 2,691 (13,121) 6,270 Non-cash share-based compensation 280 91 752 1,123 ERP implementation — — 605 605 Severance — 16 14 30 Process improvement initiatives 138 138 Adjusted EBITDA(2) $ 16,980 $ 2,798 $ (11,612) $ 8,166 Adjusted EBITDA margin(2) 13.4% 4.6% 4.3% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives and acquisition and integration costs. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues. Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited)

NON-GAAP SUPPLEMENTAL INFORMATION 25 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) Year Ending December 31, 2021 2022 2023 2024 2025 Net (loss) income $ (14,560) $ (12,612) $ (17,875) $ (1,644) $ 2,488 Income tax expense 502 429 330 348 419 Interest expense, net 4,940 4,352 11,556 13,174 8,223 Depreciation and amortization 25,430 24,057 23,878 22,765 22,262 EBITDA(1) 16,312 16,226 17,889 34,643 33,392 Non-cash share-based compensation 2,401 2,754 2,042 4,009 5,450 Net gain on Port Lavaca South Yard property sale — — (5,202) — — ERP implementation 4,925 1,867 1,378 2,129 1,367 Professional fees related to management transition — 1,118 — — — Severance 96 948 809 104 620 Intangible asset impairment loss — — 6,890 — — Process improvement initiatives — — — 982 138 Acquisition and integration — — — — 494 Loss on extinguishment of debt — — — — 3,777 Net gain on Tampa property sale (6,435) — — — — Adjusted EBITDA(2) $ 17,299 $ 22,913 $ 23,806 $ 41,867 $ 45,238 Adjusted EBITDA margin(2) 2.9% 3.1% 5.3% 5.3% 5.3% (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, net gain on Port Lavaca South Yard property sale, ERP implementation, professional fees related to management transition, severance, intangible impairment loss, process improvement initiatives, acquisition and integration, loss on extinguishment of debt and net gain on Tampa property sale. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION 26 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) For the three months ended June 30, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 135,302 $ 69,984 $ - $ 205,286 Operating income (loss) 13,661 2,593 (12,822) 3,432 Other income — 1 23 24 Depreciation and amortization 4,226 858 147 5,231 EBITDA(1) 17,887 3,452 (12,652) 8,687 Non-cash share-based compensation 242 133 1,144 1,519 ERP implementation — — 225 225 Severance — — 547 547 Adjusted EBITDA(2) $ 18,129 $ 3,585 $ (10,736) $ 10,978 Adjusted EBITDA margin(2) 13.4% 5.1% 5.3 % For the three months ended September 30, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 142,944 $ 82,154 $ - $ 225,098 Operating income (loss) 19,444 481 (14,604) 5,321 Other income 100 2 109 211 Depreciation and amortization 4,404 811 677 5,892 EBITDA(1) 23,948 1,294 (13,818) 11,424 Non-cash share-based compensation 303 179 894 1,376 ERP implementation — — 301 301 Severance — — 31 31 Adjusted EBITDA(2) $ 24,251 $ 1,473 $ (12,592) $ 13,132 Adjusted EBITDA margin(2) 17.0% 1.8% 5.8%

NON-GAAP SUPPLEMENTAL INFORMATION 27 Orion Group Holdings, Inc. and Subsidiaries Adjusted EBITDA and Adjusted EBITDA Margin Reconciliations (In Thousands, Except Margin Data) (Unaudited) For the three months ended December 31, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 139,422 $ 93,801 $ - $ 233,223 Operating income (loss) 16,282 3,273 (14,530) 5,025 Loss on extinguishment of debt — — (3,777) (3,777) Other income — 1 26 27 Depreciation and amortization 4,304 738 694 5,736 EBITDA(1) 20,586 4,012 (17,587) 7,011 Non-cash share-based compensation 348 181 903 1,432 ERP implementation — — 236 236 Severance — — 12 12 Acquisition and integration costs — — 494 494 Loss on extinguishment of debt — — 3,777 3,777 Adjusted EBITDA(2) $ 20,934 $ 4,193 $ (12,165) $ 12,962 Adjusted EBITDA margin(2) 15.0% 4.5% 5.6 % For the year ended December 31, 2025 Marine Concrete General Corporate Consolidated Contract revenues $ 544,831 $ 307,429 $ - $ 852,260 Operating income (loss) 61,709 8,156 (55,254) 14,611 Loss on extinguishment of debt — — (3,777) (3,777) Other income 100 14 182 296 Depreciation and amortization 17,312 3,279 1,671 22,262 EBITDA(1) 79,121 11,449 (57,178) 33,392 Non-cash share-based compensation 1,173 584 3,693 5,450 ERP implementation — — 1,367 1,367 Severance — 16 604 620 Process improvement initiatives — — 138 138 Acquisition and integration costs — — 494 494 Loss on extinguishment of debt — — 3,777 3,777 Adjusted EBITDA(2) $ 80,294 $ 12,049 $ (47,105) $ 45,238 Adjusted EBITDA margin(2) 14.7% % 3.9% % 5.3% % (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for non-cash share-based compensation, ERP implementation, severance, process improvement initiatives, acquisition and integration costs and loss on extinguishment of debt. Adjusted EBITDA margin is a non-GAAP measure calculated by dividing Adjusted EBITDA by contract revenues.

NON-GAAP SUPPLEMENTAL INFORMATION 28 Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EBITDA Reconciliation (In Thousands) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 11,500 $ 15,300 Income tax expense 400 600 Interest expense, net 7,700 7,700 Depreciation and amortization 25,400 25,400 EBITDA(1) 45,000 49,000 Non-cash share-based compensation 7,200 7,200 ERP implementation 1,800 1,800 Acquisition and integration costs(2) — — Adjusted EBITDA(3) $ 54,000 $ 58,000 (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization. (2) Amounts related to acquisition and integration costs are not yet available because the purchase accounting for the acquisition is still in process. Accordingly, these amounts have not been included in this reconciliation and will be reflected in a future period once the purchase accounting is finalized. (3) Adjusted EBITDA is a non-GAAP measure that represents EBITDA adjusted for share-based compensation, ERP implementation, and acquisition and integration costs.

NON-GAAP SUPPLEMENTAL INFORMATION 29 Orion Group Holdings, Inc. and Subsidiaries Guidance – Adjusted EPS Reconciliation (In Thousands except per share information) (Unaudited) Year Ending December 31, 2026 Low Estimate High Estimate Net income $ 11,500 $ 15,300 Adjusting items and the tax effects: Non-cash share-based compensation 7,200 7,200 ERP implementation 1,800 1,800 Acquisition and integration costs(1) — — Amortization of purchased intangibles(1) — — Tax rate of 23% applied to adjusting items(2) (2,100) (2,100) Reversal of the impact of valuation allowances (3,700) (5,000) Adjusted net income(3) $ 14,700 $ 17,200 Adjusted EPS(3) $ 0.36 $ 0.42 (1) Amounts related to acquisition and integration costs and amortization of purchased intangibles are not yet available because the purchase accounting for the acquisition is still in process. Accordingly, these amounts have not been included in this reconciliation and will be reflected in a future period once the purchase accounting is finalized. (2) Items are taxed discretely using the Company's blended tax rate. (3) Adjusted net income and Adjusted EPS are non-GAAP measures that represent net income adjusted for share-based compensation, ERP implementation, acquisition and integration costs and amortization of purchased intangibles.